SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[x] Definitive Proxy Statement

[x] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                               Baron Capital Trust
               Name of the Registrant as Specified In Its Charter

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

2.       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

4.       Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

5.       Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount Previously Paid:

         -----------------------------------------------------------------------

2.       Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

3.       Filing Party:

         -----------------------------------------------------------------------

4.       Date Filed:

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


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                               BARON CAPITAL TRUST
                                7826 Cooper Road
                             Cincinnati, Ohio 45242
                                 (513) 984-5001
--------------------------------------------------------------------------------

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 31, 2001
--------------------------------------------------------------------------------

To the Shareholders:

     Notice is hereby given of the Annual Meeting of the Shareholders of Baron Capital Trust (the "Trust"). The meeting will be held on May 31, 2001 at 1:00 p.m. (local time) at the Clarion Hotel and Suites (formerly Best Western Blue Ash Hotel and Conference Center), 5901 Pfeiffer Road, Cincinnati, Ohio 45242, subject to any adjournments thereof (the "Meeting"), to consider and take action on the following proposals:

     1. To elect five Trustees for the ensuing year.

     2. To ratify the selection of the firm of Rachlin Cohen & Holtz, LLP as the independent auditors of the Trust.

     Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Meeting or any adjournments thereof. As of the date of mailing, the management of the Trust is not aware of any other matters that may come before the Meeting.

     WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                                   /s/ Robert L. Astorino


                                                   Robert L. Astorino
                                                   President
                                                   Baron Capital Trust

Cincinnati, Ohio
May 8, 2001

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

--------------------------------------------------------------------------------
Please indicate your voting instructions on the enclosed proxy card; please date and sign the card and return it in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing your proxy card promptly so that a quorum may be ensured. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.
--------------------------------------------------------------------------------

                               BARON CAPITAL TRUST
--------------------------------------------------------------------------------
7826 Cooper Road                                                  (513) 984-5001
Cincinnati, Ohio 45242

                                 PROXY STATEMENT

     This Proxy Statement is furnished to holders ("Shareholders") of common shares of beneficial interest ("Common Shares") in Baron Capital Trust (the "Trust"), a Delaware business trust, in connection with the solicitation by the Board of Trustees of the Trust (the "Trustees") of proxies to be used at the Annual Shareholders' Meeting. The meeting will be held on May 31, 2001 at 1:00 p.m. local time, at the Clarion Hotel and Suites (formerly Best Western Blue Ash Hotel and Conference Center), 5901 Pfeiffer Road, Cincinnati, Ohio 45242, subject to any adjournments thereof (the "Meeting").

     At the Meeting, Shareholders will be asked to consider and vote upon (1) the election of five Trustees, and (2) the ratification of the selection of the firm of Rachlin Cohen & Holtz, LLP as the independent auditors of the Trust.

     This Proxy Statement and the form of proxy were first sent out to Shareholders on May 8, 2001.

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                      PROPOSAL NO. 1 - ELECTION OF TRUSTEES
--------------------------------------------------------------------------------

     Five Trustees have been nominated for election by the Shareholders of the Trust. Three individuals are nominated for the position of Independent Trustees. Two of the Independent Trustee nominees currently serve as Independent Trustees. Of the two other nominees, one currently serves on the Board of Trustees. The Trust is required to have at least two Independent Trustees, and the Independent Trustees must constitute a majority of the Board of Trustees. To qualify as an Independent Trustee, a person may not be associated or have been associated with the Managing Shareholder of the Trust, Baron Advisors, Inc., or any of its affiliates within the past two years. Pursuant to the terms of the Declaration of Trust of the Trust, Trustees are chosen for a term of one year provided that the term of office terminates in the event of resignation, death, or other incapacity to serve or removal.

     The Trustees of the Trust recommend that Shareholders vote "FOR" each of the five nominees being proposed, three of who are currently Trustees.

     The Trustees of the Trust know of no reason why any of these nominees will be unable to serve; but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Trustees may recommend.

     The following table sets forth certain information concerning the nominees for Trustees.

                                                                                                          Common
                                                                                                          Shares        Percent of
                                                                                            Current     Beneficially      Common
        Name of Nominee    Age    Principal Occupation During Past Five Years     Trustee     Term        Owned at        Shares
                            1/             and Public Directorships                Since     Expires      4/15/2001    Outstanding
      -------------------- ----- ----------------------------------------------  --------- ----------- -------------- --------------
      James H. Bownas       53   Principal  in  Gamble   Hartshorn   Johnson  Co.    1998      2001         -0-           0.0%
      (Nominee for               LPA,  a  Columbus,   Ohio  law  firm   with   a
      Independent                general   practice  since   November  1996. Mr.
      Trustee)                   Bownas's    practice    is    concentrated   in
                                 securities,  real estate,  taxation,  corporate
                                 and estate  planning.  Between January 1996 and
                                 November 1996, Mr. Bownas managed his own legal
                                 practice.  Between 1989 and January  1996,  Mr.
                                 Bownas   served  as   General   Counsel,   Vice
                                 President   and   Secretary   of  Lexford  Inc.
                                 (formerly  Cardinal Realty  Services,  Inc. and
                                 prior to that  Cardinal  Industries,  Inc.),  a
                                 then publicly traded company  headquartered  in
                                 Reynoldsburg, Ohio which has sponsored numerous
                                 real estate investment limited partnerships. In
                                 1999, Lexford merged into and now operates as a
                                 division  of  Equity   Residential   Trust,   a
                                 publicly  traded company.  Since 1995,  Lexford
                                 has engaged in several arms-length transactions
                                 (none of which  represented a material  portion
                                 of Lexford's assets,  liabilities,  revenues or
                                 expenditures)  with  affiliates of the Managing
                                 Shareholder  of the  Trust  pursuant  to  which
                                 multi-family real estate was sold to, purchased
                                 from and managed by and for such entities.

      Peter M. Dickson      51   Managing  director of the  Guardian  Management     1998      2001         -0-           0.0%
      (Nominee for               Company Limited,  a global  financial  services
      Independent                corporation  based in Bermuda  since  1990.  In
      Trustee)                   addition,  since 1994 Mr. Dickson has served as
                                 a director to Grosvenor Trust Company  Limited,
                                 another   Bermuda-based    financial   services
                                 corporation.   Between   1985  and  1990,   Mr.
                                 Dickson  served as the Executive Vice President
                                 of Finance for The Wraxall Group, Bermuda.

      Joseph M. Jayson      62   Chairman,  Director  and  sole  stockholder  of     N/A       N/A          -0-           0.0%
      (Nominee for               J.M. Jayson & Company,  Inc. and certain of its
      Independent                affiliated  companies:   U.S.  Apartments  LLC,
      Trustee)                   Westmoreland   Capital   Corporation,   Oilmark
                                 Corporation   and   U.S.   Energy   Development
                                 Corporation.   In  addition,   Mr.   Jayson  is
                                 Chairman    of    Realmark    Corporation,    a
                                 wholly-owned   subsidiary  of  J.M.   Jayson  &
                                 Company,  Inc.,  and  President and Director of
                                 Realmark Properties,  Inc., also a wholly owned
                                 subsidiary of J.M.  Jayson & Company,  Inc. and
                                 co-general   partner  of  Realmark   Properties
                                 Investors   Limited    Partnership,    Realmark
                                 Properties  Investors  Limited  Partnership-II,
                                 Realmark    Properties     Investors    Limited
                                 Partnership-III,  Realmark Properties Investors
                                 Limited  Partnership-IV,   Realmark  Properties
                                 Investors   Limited   Partnership-V,   Realmark
                                 Properties Investors Limited  Partnership-VI A,
                                 and  Realmark   Properties   Investors  Limited
                                 Partnership-VI  B. Mr.  Jayson  is a member  of
                                 the Investment  Advisory Board of the corporate
                                 general partner of the foregoing partnerships.

                                 For the  past 38  years,  Mr.  Jayson  has been
                                 engaged  in  various  aspects  of  real  estate
                                 brokerage  and  investment.  He is a  Certified
                                 Property   Manager   as   designated   by   the
                                 Institute   of  Real  Estate   Management.   He
                                 brokered  residential  properties  from 1962 to
                                 1964 and commercial  and investment  properties
                                 from   1964  to  1967,   and  in   1967,   left
                                 commercial   real   estate   to  form  his  own
                                 investment  firm.  Since that time,  Mr. Jayson
                                 and J.M.  Jayson & Company,  Inc.  have formed,
                                 or  participated  in the  formation of, over 30
                                 real estate-related  limited partnerships.  For
                                 the past 19 years,  Mr. Jayson , J.M.  Jayson &
                                 Company,   Inc.  and  an  affiliate  have  also
                                 engaged in  developmental  drilling for gas and
                                 oil.  Mr.  Jayson  received  a B.S.  Degree  in
                                 Education in 1961 from Indiana  University  and
                                 a  Masters   Degree  from  the   University  of
                                 Buffalo   in  1963,   and  has  served  on  the
                                 Educational  Faculty of the  Institute  of Real
                                 Estate Management.                                                                         (cont'd)


                                                                                                         Common
                                                                                                         Shares        Percent of
                                                                                            Current    Beneficially      Common
        Name of Nominee    Age    Principal Occupation During Past Five Years    Trustee     Term        Owned at        Shares
                            1/             and Public Directorships               Since     Expires      4/15/2001    Outstanding
      -------------------- ----- ---------------------------------------------- --------- ----------- -------------- ---------------
      Jerome S. Rydell      55   President,  sole  director  and sole beneficial     N/A        N/A         97,450        10.4%
                                 owner of   the following  companies:  (i) Sigma                                2/           2/
                                 Financial   Corporation   ("Sigma"),   a   NASD
                                 registered   broker-dealer  that  acted  as the
                                 underwriter  of   Baron  Capital  Trust's  (the
                                 "Trust")  public  offering   that  ended in May
                                 2000  and   participated    in   the   exchange
                                 offering of Baron  Capital   Properties,  L.P.,
                                 an  affiliate  of the Trust,  pursuant to which
                                 limited    partners    of    certain    limited
                                 partnerships  managed by  affiliates of Gregory
                                 K.  McGrath,  co-founder  and  Chief  Executive
                                 Officer of the Trust, were offered the right to
                                 exchange their limited partnership interests in
                                 such   partnerships   for   units  of   limited
                                 partnership    interest   in   Baron    Capital
                                 Properties,   L.P.;  and  (ii)  Sigma  Planning
                                 Corporation,  a registered  investment  advisor
                                 and a subsidiary of Sigma.  Sigma was formed in
                                 1983 and  currently  is  licensed in 48 states.
                                 Its  main  office  is  located  in  Ann  Arbor,
                                 Michigan and its 48-member  staff supports more
                                 than 500 registered representatives. Both Sigma
                                 and Sigma Planning  Corporation  are registered
                                 with the Securities and Exchange Commission.

                                 Mr.  Rydell  and  other  affiliates  have  also
                                 sponsored a number of  securities  offerings in
                                 both  real  estate  and  radio   stations.   In
                                 addition,  other affiliated companies currently
                                 manage real estate  assets  comprised  of 1,500
                                 residential   sites  and  $22,000,000  of  land
                                 contracts  and  mortgages  in the  metropolitan
                                 Detroit area.  See also "Related  Transactions"
                                 below.


      Baron Advisors,            Managing Shareholder and a Trustee of the           1998      2001             10         0.0%
      Inc. 3/                    Trust
           -

      All Trustees,                                                                                        476,333        36.1%
      Trustee nominees
      and Executive
      Officers as a
      Group (8 persons)
      3/

         ------------
         1/    As of April 15, 2001.

         2/ Mr. Rydell is shown as the beneficial owner of such Common Shares by virtue of his ownership of Sigma, which earned such shares as commissions in connection with the Exchange Offering. See "Related Transactions" below. Sigma has allocated a portion of the Common Shares to its registered representatives who earned such shares for assisting the Operating Partnership in the Exchange Offering. As a result of such allocation, Sigma actually beneficially owns less than 5% of the outstanding Common Shares.

         3/ Baron Advisors, Inc. ("Baron Advisors"), the Managing Shareholder and a Trustee of the Trust, was incorporated in July 1997 as a Delaware corporation. The management of Baron Advisors has substantial prior experience in and knowledge of the residential apartment property and single-family housing market and its financing as well as experience in the management of investment programs and in directing their operations. The Chief Executive Officer, sole director and sole shareholder of Baron Advisors is Gregory K. McGrath, a co-founder of the Trust and its Chief Executive Officer. As of April 15, 2001, each of Mr. McGrath and Robert S. Geiger, the other co-founder of the Trust and the Chief Operating Officer of Baron Capital Properties, L.P., an affiliate of the Trust, owned 378,873 Units of limited partnership interest in Baron Capital Properties, L.P. Since their Units are exchangeable by them at any time into an equivalent number of Common Shares of the Trust, their Units represent beneficial ownership of 378,873 Common Shares, or 28.7% of the then outstanding Common Shares plus Common Shares into which such Units are exchangeable. See also Items 9-12 of Part III of the Trust's 2000 Annual Report on Form 10-KSB, which accompanies this Proxy Statement and has been filed with the Securities and Exchange Commission.

Committees and Meetings of Trustees

     During the year ended December 31, 2000, the Trustees of the Trust held nine meetings and took several actions by written consent. The Board of Trustees acts as the Nominating Committee and the Compensation Committee. There are no other committees of the Board of Trustees.

Trustee and Executive Officer Compensation

     Compensation of Trustees. Each Independent Trustee is entitled to be paid an annual fee of $6,000 for serving in such capacity. For the year ended December 31, 2000, the two Independent Trustees earned and were paid $12,000. The Managing Shareholder is not compensated for serving on the Board of Trustees. All Trustees are entitled to be reimbursed for all reasonable expenses incurred by them in their capacity as a Trustee.

     Executive Officer Compensation. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Trust and each other executive officer of the Trust or person performing a similar policy making function with respect to the Trust that earned a salary and bonus in excess of $100,000 during the fiscal year ended December 31, 2000. No other executive officer had a salary and bonus in excess of $100,000 during this period for services rendered in all capacities to the Trust.

                               Annual Compensation


   Name and Principal                                                 Long Term      All Other
        Position                    Year     Salary        Bonus    Compensation   Compensation
        --------                    ----     ------        -----    ------------   ------------
 Gregory K. McGrath, Chief            2000    $217,000        --          --             --
Executive Officer                                  1/

                                     2000    $149,899        --          --         $9,600 2/
Robert L. Astorino, President
and Chief Operating Officer

----------

1/ The Board of Trustees of the Trust awarded Mr. McGrath compensation in the amount of $217,000 for his services in 2000. Mr. McGrath elected not to be paid in cash. Instead, such amount was recorded as a compensation expense of the Trust and treated as a capital contribution. In addition, Mr. McGrath is the Chief Executive Officer and sole shareholder and director of Baron Advisors, Inc., which is the Managing Shareholder of the Trust. Prior to its termination in December 2000, the Trust Management Agreement, dated as of May 15, 1998, provided that Baron Advisors, Inc. was entitled to be reimbursed for its operating expenses relating to the business of the Trust and its affiliate, Baron Capital Properties, L.P. (the "Operating Partnership"), in an amount up to 1% of the gross proceeds from the public offering of its Common Shares ($70,210) which was terminated on May 31, 2000 (the "Cash Offering") plus 1% of the initial assigned value of Units issued in connection with the Exchange Offering of the Operating Partnership which was completed in April 2000 ($244,950), up to a maximum of $500,000 per year. In addition, the Managing Shareholder was entitled to reimbursement for (i) distribution, due diligence and organizational expenses incurred in connection with the formation of the Trust and the Operating Partnership and with the Cash Offering of the Trust in an amount not to exceed 1% of the gross proceeds from the Cash Offering; (ii) legal, accounting and consulting fees and filing, recording, printing, postage and other miscellaneous expenses incurred in connection with the Cash Offering in an amount not to exceed 1% of the gross proceeds from the Cash Offering; and (iii) expenses incurred prior to and during the offering for investigating and evaluating investment opportunities for the Trust and the Operating Partnership (other than in connection with the Exchange Offering) and for assisting them in consummating their investments, in an amount not to exceed 4% of the gross proceeds from the Cash Offering. In 2000, the Trust incurred expenses due Baron Advisors, Inc. totaling $12,095, comprised of reimbursable organizational and offering expenses ($8,396) and reimbursable investment advisory expenses ($3,699). Since December 2000, the Managing Shareholder has not been entitled to receive any reimbursement for expenses incurred on behalf of the Trust and the Operating Partnership.

2/ Car allowance.

Related Transactions

     Jerome S. Rydell, a nominee for Trustee, is the President, sole director and sole shareholder of Sigma Financial Corporation ("Sigma"), a registered securities broker-dealer. Sigma served as the underwriter in the sale of the Trust's Common Shares in its best-efforts public Cash Offering that ended in May 2000. Sigma earned approximately $560,000 in commissions for sales it completed in the offering. In addition, Sigma also earned five-year warrants (which expire in May 2003) to acquire 59,676 Common Shares at an exercise price of $13.00 per share. Sigma allocated a portion of the cash commissions and warrants to its registered representatives.

     Sigma also participated in the Exchange Offering completed in April 2000 by Baron Capital Properties, L.P., an affiliate of the Trust. In exchange for its services during the offering, Sigma earned 97,450 Common Shares, a portion of which has been allocated to its registered representatives who earned such shares for assisting the Operating Partnership in the Exchange Offering. As a result of such allocation, Sigma actually beneficially owns less than 5% of the outstanding Common Shares.

     Sigma has also participated as a broker-dealer in numerous private offerings by investment programs (including the limited partnerships acquired by Baron Capital Properties, L.P. in the Exchange Offering and WaKul, Inc.) sponsored and managed by Gregory K. McGrath or affiliates of Mr. McGrath, a co-founder and Chief Executive Officer of the Trust and a co-founder and principal holder of Units in Baron Capital Properties, L.P. Sigma, Mr. Rydell and certain of Sigma's registered representatives are owed more than $100,000 by those programs for outstanding commissions, offering fees, reimbursable expenses, and advances.

     Sigma is also participating in the private offering sale of units of limited partnership interest in Baron Lakeside Construction Fund, L.P. ("Baron Lakeside") and Baron SABH Construction Fund, L.P. ("Baron SABH"). The two partnerships, sponsored and managed by affiliates of Mr. McGrath, are attempting to raise a total of $4,150,000. The net proceeds of these offerings will be used to make loans to owner/developers of residential condominium and apartment development properties to enable them to pay down first mortgage indebtedness secured by such properties and to cover outstanding payables owed to general contractors and other vendors of the projects, construction completion expenses, interest payments prior to repayment of the loans, working capital, and/or certain administrative expenses. The owner/developers of the properties are controlled and managed by affiliates of Mr. McGrath.

     Following the completion of construction, the development properties beneficially owned by Mr. McGrath will be listed for sale, and the new development loans and prior development loans made by other investment limited partnerships sponsored and managed by affiliates of Mr. McGrath to owner/developers controlled by Mr. McGrath will be repaid out of the net proceeds from any such sales and sales of certain interests beneficially owned by Mr. McGrath in other properties.

     Mr. Rydell is also a principal of Sigma Renaissance Corporation ("Sigma Renaissance"), which will have significant authority in respect of the funding of construction completion requests from owner/developers; the sale of properties to be developed; the management of entities controlled by Mr. McGrath which will be involved in the transactions contemplated in the two offerings; and distributions to limited partners of Baron Lakeside and Baron SABH. In exchange for a construction fee, Sigma Renaissance will also supervise construction and serve as the onsite construction managers for the completion of development and construction on the unfinished development properties to be completed with the proceeds of the new development loans. Mr. Rydell and Robert
L. Astorino, the President and Chief Operating Officer of the Trust and the Chief Executive Officer of the Operating Partnership, serve as managers of Sigma Renaissance.

     The roles of Mr. Rydell, Sigma and Sigma Renaissance in the Baron Lakeside and Baron SABH transactions are designed (i) to mitigate conflicts of interest which affect Mr. McGrath due to his role as an affiliate of Baron Lakeside, Baron SABH, owner/developers which borrow development funds and prior borrower and lender partnerships affiliated with Mr. McGrath and (ii) to provide for repayment of the new and prior development loans prior to the distribution of any net profits or any other payments to Mr. McGrath or any affiliates beneficially owned entirely by him attributable to their respective interest in any of the development properties.

     See also Items 9-12 of Part III of the Trust's 2000 Annual Report on Form 10-KSB, which accompanies this Proxy Statement and has been filed with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
               PROPOSAL NO. 2 - SELECTION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Trustees have selected the firm of Rachlin Cohen & Holtz, LLP as independent auditors to examine the financial statements of the Trust for the fiscal year ending December 31, 2001. The Trustees know of no direct or indirect financial interest of such firm in the Trust.

     The selection of independent auditors is subject to the ratification or rejection by the Shareholders of the Trust. If the Shareholders approve, the firm of Rachlin Cohen & Holtz, LLP will serve as the independent auditors of the Trust until the next annual meeting of Shareholders. Unless otherwise indicated, signed proxies will be voted in favor of the ratification of the selection of such independent auditors.

     The Trustees  recommend that  Shareholders of the Trust vote "FOR" Proposal
2.

     Representatives of Rachlin Cohen & Holtz, LLP are expected to be present at the Meeting, have the opportunity to make a statement if they so desire, and be available to respond to appropriate questions from Shareholders.

Fees Paid to Independent Accountants

     The  following   describes  the  amount  of  fees  billed  by  the  Trust's independent auditors for services performed relating to the fiscal year ended December 31, 2000 and the nature of the work for which these fees were billed:

     Audit Fees

     Aggregate fees billed for Rachlin Cohen & Holtz LLP's audit of the Trust's annual financial statements for the year ended December 31, 2000 and for its reviews of the financial statements included in the Trust's Forms 10-QSB for the fiscal year ended December 31, 2000 totaled $176,200. Of this amount, $45,000 had been billed as of December 31, 2000. The balance of the fees was billed prior to the date of this Proxy Statement.

     Financial Information Systems Design and Implementation Fees

     No fees were incurred or billed for any financial information systems design and implementation services rendered by Rachlin Cohen & Holtz LLP for the fiscal year ended December 31, 2000.

     All Other Fees

     No fees were incurred or billed for any other services rendered by Rachlin Cohen & Holtz LLP for the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------
                       INFORMATION CONCERNING THE MEETING
--------------------------------------------------------------------------------

Record Date; Vote Required; Share Information

     The Trustees of the Trust have fixed the close of business on April 19, 2001 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the shares of the Trust present in person or by proxy at the Meeting is required to elect a Trustee and to ratify the appointment of auditors.

     At the close of business on the Record Date, there were 940,891 Common Shares of the Trust issued and outstanding. The presence in person or by proxy of the holders of one-third (313,631 shares) of the outstanding Common Shares of the Trust constitutes a quorum for the transaction of business at the Meeting. To the knowledge of the Trustees, as of the Record Date, no person owned of record or beneficially more than 5% of the outstanding shares of the Trust other than Gregory K. McGrath and Robert S. Geiger, co-founders of the Trust and the Operating Partnership.

     In the event a quorum does not exist on the date originally scheduled for the Meeting, or, subject to approval of the Trustees, for other reasons, one or more adjournments of the Meeting may be sought by the Trustees. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at such Meeting (or any adjournment thereof) in person or by proxy.

     The person named as proxy will vote all shares represented by proxies, and where a Shareholder specifies on the form of proxy a choice with respect to any matter to be acted upon, the person named as proxy will vote the shares in accordance with the specification so made. All proxies as to which no instruction is given will be voted in favor of the proposals specified in this Proxy Statement.

Voting and Revocability of Proxies

     Shareholders who execute proxies retain the right to revoke them at any time prior to the Meeting. Unless so revoked, the Common Shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Trust at the address of the Trust shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. Proxies solicited by the Board of Trustees will be voted in accordance with the instructions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the person named therein to vote with respect to the election of any person as a Trustee should the nominee be unable to serve, or for good cause, will not serve; matters incident to the conduct of the meeting; and other proposals for which management did not have notice a reasonable time prior to mailing its proxy materials to Shareholders. As of the date of mailing, the Board of Trustees received no notice that any other matters may come before the Meeting.

     Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may, as record holders, vote such shares for the proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted or not vote such shares ("broker non-votes"). Abstentions will be counted as present for purposes of determining a quorum and will be counted as a vote cast at the Meeting. Broker non-votes will be counted as present for determining a quorum but will not be counted as a vote cast.

Costs of the Solicitation

     All expenses of this solicitation, including the cost of preparing, printing and mailing this Proxy Statement to the Shareholders, will be borne by the Trust. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of Baron Advisors, Inc., the Trust's Managing Shareholder, personally or by telephone or telecopier.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

Financial and Other Information

     Accompanying this Proxy Statement is the Trust's 2000 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission ("SEC"). The enclosed report contains the financial statements of the Trust and other important information concerning the business and management of the Trust which should be reviewed by Shareholders in conjunction with this Proxy Statement.

     During 2000, the Trust sold 26,990 Common Shares (gross proceeds $269,900) to the public in a cash offering (the "Cash Offering"). The offering was completed on May 31, 2000. The Trust sold a total of 702,076 Common Shares in the offering and received gross proceeds of $7,020,763. The ratio of the cost of raising capital in the offering during 2000 to the capital raised is 8%.

     The aggregate amount of management fees and other fees earned by the Managing Shareholder and its affiliates during 2000 from the Trust, including fees or charges earned by them through third parties doing business with the Trust, was $256,974. The total operating expenses (defined for purposes of this Proxy Statement as total expenses paid or incurred by the Trust and the Operating Partnership, including fees and reimbursable expenses payable to the Managing Shareholder and any successor advisor, but excluding: (a) the expenses of raising capital; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid; and (f) expenses and real estate commissions relating to the acquisition, disposition, and ownership of real estate interests, mortgage loans, or other property) stated as a percentage of average invested assets (defined for any period, as the average of the aggregate book value of the assets of each of the Trust and the Operating Partnership invested, directly or indirectly, in equity interests in and loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of such values at the end of each month during such period) was approximately 6.5%. The total operating expenses (as defined above) of the Trust during 2000 were $3,965,000 compared to net losses (defined as total revenues for the period, less the expenses for the period other than additions to reserves for depreciation or bad debts or other similar non-cash reserves) of $3,344,350.

     The Independent Trustees have determined that the policies being followed by the Trust are in the best interests of its Shareholders based upon the Trust's objective of maximizing the amount of cash flow available for distribution to Shareholders and the amount of long-term appreciation of its assets and eliminating or minimizing potential conflicts of interests which may arise among the Trust, the Operating Partnership, any member of the Board of the Trust, or any principal shareholder or unitholder or executive officer of the Trust or the Operating Partnership or any of their respective affiliates.

     The Trust's 2000 Annual Report on Form 10-KSB, which accompanies this Proxy Statement, describes the material terms, factors, and circumstances surrounding transactions involving the Trust, the Operating Partnership, the Managing Shareholder, the Trustees, and their respective affiliates during 2000. The Independent Trustees have examined such transactions and determined that, based on their knowledge of such transactions, the transactions are fair to the Trust and the Operating Partnership.

Public Information

     The Common Shares issued by the Trust are registered under the Securities Act of 1933, as amended. Although the Trust is not required to register such Common Shares under the Securities Exchange Act of 1934, as amended, the Trust is required to file certain periodic reports and other information with the SEC. This material is of public record and can be inspected at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices. Copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of this material may also be accessed electronically by means of the SEC's site on the World Wide Web at http://www.sec.gov.


--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

     The Trustees of the Trust know of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the person named as attorney-in-fact in the proxy to vote this proxy in accordance with his judgment on such matters.

                                       By Order of the Board of Trustees
                                       of Baron Capital Trust


                                       /s/ Robert L. Astorino


                                       Robert L. Astorino
                                       President


Cincinnati, Ohio
May 8, 2001

--------------------------------------------------------------------------------
                               BARON CAPITAL TRUST
                                7826 Cooper Road
                             Cincinnati, Ohio 45242
                                 (513) 984-5001
--------------------------------------------------------------------------------



                                                              May 7, 2001

Dear Investor:

This letter is my third communication with registered investors in Baron Capital Trust and Baron Capital Properties, L.P. My correspondence to you dated December 26, 2000 outlined the status of property performance and elements of a strategic plan implemented by the Trustees. In this letter, I want to focus on current property performance and some of the immediate results attained by that plan.

The aggregate performance of our organization is directly driven by the underlying financial performance of our investment assets, in this case, the 27 properties that comprise Baron Capital Trust and Baron Capital Properties, L.P. The ability to rent these properties and collect all revenues due is the single most significant indication of organizational performance and is the foundation for any positive cash flow generated. For this reason, investors should note the physical and economic occupancies reported by each property for the week ended March 31, 2001, the final reporting week of the first quarter. Of the 27 properties, 24 reported physical occupancy of 90% or better (18 of these had occupancies 96% or better), and 16 reported collections above 90% of gross potential income. These 27 properties also reported an aggregate, annualized net operating income of $5,474,801, based on actual first quarter performance. We have also seen a positive cash flow performance from first quarter operations; the first positive quarter earnings reported since our inception. This is a significant milestone. Collectively, property performance remains strong and ahead of or on par with respective sub-markets. Some problems are apparent; the lack of occupancy at Stadium Club, the student apartment property in Statesboro, GA, represents the most significant performance shortfall. Increased resident transience, especially in the Florida market, is also impacting economic occupancy.

My December communication also reported that the Independent Trustees and I had put into place a six-point strategic plan to preserve and grow the overall value of the business. I would like to review progress made in implementing that plan during the first quarter.

1.   Optimize cash flows from property operations
     As noted above, overall property performance remained strong during the first quarter. I am cautiously optimistic about maintaining this level of performance, but would point out that the need for addressing deferred maintenance and modernization needs will impact the balance of maintenance reserves and some property cash flows. As mentioned earlier, I am also concerned about the ability to market the Stadium Club property in a heavily overbuilt environment and the transience issues noted above.

2.   Recycle Assets
     I am pleased to report that the sale of our e-Suites property was completed on April 30, 2001. Two additional assets, Stadium Club and Steeplechase, have not received any acceptable offers as of this date. Earlier this year, we expended over $250,000 to correct deferred maintenance at Steeplechase and believe that this will be sufficient to maintain the property's operation without further cash flow losses until it can be sold at a favorable price.

3.   Re-finance Properties
     The refinancing of three properties was completed in January and generated net cash to the Company of $1,520,000. This cash has been used to pay selected obligations, to advance costs for a second round of re-financings, and as an escrow against certain deferred maintenance and structural defects encountered at Riverwalk.

                                                                     May 7, 2001
                                                                          Page 2

4.   Settle Organizational Debt
     Thanks to the proceeds from the refinancings discussed above, we have favorably settled with two of our exchange professionals, and established a long-term payment plan for the third. We have not begun negotiation with the final exchange professional group at this time.

5.   Grow the Business and Control Overhead
     Thanks to our strong field management reputation, we have been given eight additional property management contracts from two outside owners. All eight of these properties were placed under management in March and are now generating approximately $12,200/month in revenue to offset overhead costs.

     Because we are a relatively small company, there is little that can be done to reduce certain fixed overhead costs. That said, be assured that Mark Wilson, our Chief Financial Officer, and I are reviewing all corporate expenses monthly and evaluating any opportunity for consolidation, restructuring, or outsourcing that could reduce the cost of doing business.

6.   Restore Distribution Payments
     This remains an objective of the Trustees, but it must be evaluated in a context of other uses of cash, which may potentially build value. Obviously, as the bottom line cash picture improves, the ability to restore distributions at some level improves also.

It is unproductive to speculate on the future, but it should be apparent that much has been accomplished since the implementation of our strategic plan last September. Those achievements and the continued performance of our assets gives me reason to believe that we are traveling in the right direction. The greatest threat to our continued progress is the deterioration of performance of our real estate assets. My responsibility is to ensure that that threat does not materialize.

Our Annual Shareholder Meeting has been scheduled for Thursday, May 31, 2001 in Cincinnati, Ohio. I am pleased to report that we will be nominating Trustees to fill the two open vacancies and give us 5 Trustees in total, with 3 of them being independent. I will present a detailed report to shareholders at the Meeting and would welcome the opportunity to meet those of you who will attend. I expect to provide another communication by the end of the third quarter of this year.

There is still much to be achieved and the majority of my time continues to be spent with field managers. I would appreciate it if you would withhold all but the most urgent communication to permit me to give the attention to the field that is required. If you need to address a question regarding the operation of the Trust, please do so in writing to the attention of my assistant, Ms. Sharon Studt, at 7826 Cooper Road, Cincinnati, Ohio 45242.

                                           Sincerely,


                                           /s/ Robert L. Astorino

                                           Robert L. Astorino
                                           President and Chief Operating Officer



This communication contains certain forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 that are based on current expectations, estimates and projections about the Company's business, management's beliefs and assumptions made by management. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors. In addition, such statements could be affected by general domestic and international economic conditions.

PROXY                        BARON CAPITAL TRUST                          PROXY
                    7826 Cooper Road, Cincinnati, Ohio 45242
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Baron Capital Trust, a Delaware business trust (the "Trust"), for use at the annual meeting of the shareholders of the Trust, which meeting will be held on Thursday, May 31, 2001 at 1:00 p.m., at the Best Western Blue Ash Hotel and Conference Center, 5901 Pfeiffer Road, Cincinnati, Ohio 45242 (the "Meeting").

         The undersigned shareholder of the Trust, revoking any and all previous proxies heretofore given for Common Shares of beneficial interest in the Trust held by the undersigned ("Shares"), does hereby appoint Mark L. Wilson, with full power of substitution, to be the attorney and proxy of the undersigned (the "Proxy"), to attend the Meeting, and to represent and direct the voting interest represented by the undersigned as of the record date for the Proposals specified below.


                                                 FOR           WITHHELD
                                                 ---           --------
1. The election as a member of the
   Board of Trustees of the nominees
   listed below:                                 |_|             |_|

   James H. Bownas
   Peter M. Dickson
   Joseph M. Jayson
   Jerome S. Rydell
   Baron Advisors, Inc.

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

--------------------------------------------------------------------------------



                                                  FOR     AGAINST      ABSTAIN
                                                  ---     -------      -------
2. The ratification of the appointment of
   Rachlin Cohen & Holtz LLP as independent
   auditors of the Trust                          |_|        |_|          |_|

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BARON CAPITAL TRUST, WHICH RECOMMENDS A VOTE FOR THE PROPOSALS. IF YOU SIGN, DATE, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS.

                                         Dated                          , 2001.
                                               -------------------------


                                         ------------------------------------
                                         Signature of Shareholder

                                         ------------------------------------
                                         Signature of Shareholder


This proxy may be revoked by the shareholder(s) at any time prior to the annual meeting.

NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, this signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.